Goodwill and Other Intangible Assets - Estimated Future Amortization Expense on Intangible Assets (Detail) - USD ($) $ in Millions	Jun. 27, 2015	Jun. 28, 2014
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2016	$ 45.8
2017	34.1
2018	18.1
2019	17.0
2020	10.5
Thereafter	21.9
Intangible assets with definite lives, Net	$ 147.4	$ 201.8